Common Stock	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Common Stock
Note 7 - Common Stock
Shares of the Company’s common stock are publicly traded on the New York Stock Exchange, under the ticker symbol “SWX.” Share-based compensation related to Southwest and Centuri is based on awards to be issued in shares of Southwest Gas Holdings, Inc.
In December 2020, the Company and Southwest jointly filed with the SEC an automatic shelf registration statement (File No. 333-251074), or a “Universal Shelf,” which became effective upon filing and includes a prospectus detailing the Company’s ability to offer and sell, from time to time in amounts at prices and on terms that will be determined at the time of such offering, any combination of common stock, preferred stock, debt securities (which may or may not be guaranteed by one or more of its directly or indirectly wholly owned subsidiaries if indicated in the relevant prospectus supplement), guarantees of debt securities issued by Southwest, depository shares, warrants to purchase common stock, preferred stock or depository shares issued by the Company or debt securities issued by the Company or Southwest, units and rights. Additionally as part of the Universal Shelf, Southwest may offer and sell, from time to time in amounts at prices and on terms that will be determined at the time of such offering, any combination of debt securities (which may or may not be guaranteed by one or more of its directly or indirectly wholly owned subsidiaries if indicated in the relevant prospectus supplement) and guarantees of debt securities issued by the Company or by one or more of its directly or indirectly wholly owned subsidiaries if indicated in the relevant prospectus supplement.
On April 8, 2021, the Company entered into a Sales Agency Agreement between the Company and BNY Mellon Capital Markets, LLC and J.P. Morgan Securities LLC (the “Equity Shelf Program”) for the offer and sale of up to $500 million of common stock from time to time in an at-the-market offering program. The shares are issued pursuant to the Company’s Universal Shelf. There was no activity under the Equity Shelf Program during the year ended December 31, 2022. The following table provides the life-to-date activity under that program through December 31, 2022:

Gross proceeds	$158,180,343
Less: agent commissions	(1,581,803)
Net proceeds	$156,598,540
Number of shares sold	2,302,407
Weighted average price per share	$68.70
As of December 31, 2022, the Company had approximately $342 million of common stock available for future issuance under the program. Net proceeds from the sale of shares of common stock under the Equity Shelf Program are intended for general corporate purposes, including the acquisition of property for the construction, completion, extension, or improvement of pipeline systems and facilities located in and around the communities served by Southwest.
In March 2022, the Company issued, through a separate prospectus supplement under the Universal Shelf, an aggregate of 6.325 million shares of common stock, in an underwritten public offering price of $74.00 per share, resulting in proceeds to the Company of $452.3 million, net of an underwriters’ discount of $15.8 million. The Company used the net proceeds to repay a portion of the outstanding borrowings under the 364-day term loan credit agreement that was used to initially fund the MountainWest acquisition.
During 2022, the Company issued approximately 230,000 shares of common stock through the Restricted Stock/Unit Plan and Omnibus Incentive Plan.
Additionally during 2022, the Company issued 142,000 shares of common stock through the Dividend Reinvestment and Stock Purchase Plan, raising proceeds of approximately $10.5 million.
As of December 31, 2022, there were 3.3 million shares of common stock registered and available for issuance under the provisions of the various stock issuance plans, which does not include the amount of common stock available that is separately disclosed with respect to the Equity Shelf Program above.